                                                                    Exhibit 99.8

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

  -------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                     ACCRUAL BASIS
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42148-BJH-11                  02/13/95, RWD, 2/96
  -------------------------------------

  -------------------------------------
  JUDGE: BARBARA J. HOUSER
  -------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: JULY 31, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                              CHIEF FINANCIAL OFFICER
  ----------------------------------------    ----------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

  DREW KEITH                                                8/20/01
  ----------------------------------------    ----------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                          DATE

  PREPARER:

  /s/ Kevin K. Craig                          CONTROLLER, KITTY HAWK INC.
  ----------------------------------------    ----------------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE

  KEVIN K. CRAIG                                            8/20/01
  ----------------------------------------    ----------------------------------
  PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

  ---------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                      ACCRUAL BASIS-1
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
  ---------------------------------------

  ---------------------------------------

  COMPARATIVE BALANCE SHEET

  --------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE              MONTH           MONTH              MONTH
                                                                ------------------------------------------------------
   ASSETS                                   AMOUNT             JULY, 2001
  --------------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                 $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                   $         0      $   324,185               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                        $         0      $   324,185               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)         $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                         $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                  $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                  $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)              ($33,904,344)     ($6,542,023)              $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS             ($33,904,344)     ($6,217,838)              $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT       $81,907,719      $65,781,639               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION / DEPLETION          $33,669,772      $31,039,548               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT &
          EQUIPMENT                         $48,237,946      $34,742,091               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                 $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)        $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)               $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                      $14,333,602      $28,524,253               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                   $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                  $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                       $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                $ 5,334,221               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION
           LIABILITIES                                       $ 5,334,221               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                      $ 2,811,382      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                     $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                    $         0      $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)               $ 1,300,001      $ 2,399,516               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES     $ 4,111,383      $ 2,399,516               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                 $ 4,111,383      $ 7,733,737               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  EQUITY
  --------------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY        $         0      $12,789,185               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                   $ 8,001,331               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)                               $         0
  --------------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                      $         0      $20,790,516               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES &
          OWNERS' EQUITY                    $ 4,111,383      $28,524,253               $0                   $0
  --------------------------------------------------------------------------------------------------------------------
                                                             $         0               $0                   $0
  --------------------------------------------------------------------------------------------------------------------

===============================================================================
                                               Monthly Operating Report

  ------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.         ACCRUAL BASIS-2
  ------------------------------------

  ------------------------------------
  CASE NUMBER: 400-42148-BJH-11                02/13/95, RWD, 2/96
  ------------------------------------

  ------------------------------------
  INCOME STATEMENT
  -----------------------------------------------------------------------------
                                            MONTH    MONTH   MONTH     QUARTER
                                         ----------------------------
  REVENUES                               JULY, 2001                      TOTAL
  -----------------------------------------------------------------------------
  1.   GROSS REVENUES                     $969,000       $0       $0  $969,000
  -----------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS          $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  3.   NET REVENUE                        $969,000       $0       $0  $969,000
  -----------------------------------------------------------------------------
  COST OF GOODS SOLD
  -----------------------------------------------------------------------------
  4.   MATERIAL                           $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  5.   DIRECT LABOR                       $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                    $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD           $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  8.   GROSS PROFIT                       $969,000       $0       $0  $969,000
  -----------------------------------------------------------------------------
  OPERATING EXPENSES
  -----------------------------------------------------------------------------
  9.   OFFICER / INSIDER COMPENSATION     $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  10.  SELLING & MARKETING                $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE           $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  12.  RENT & LEASE                       $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES           $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                   $969,000       $0       $0  $969,000
  -----------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  -----------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)      ($870)      $0       $0     ($870)
  -----------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)  $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  18.  INTEREST EXPENSE                   $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  19.  DEPRECIATION / DEPLETION           $439,564       $0       $0  $439,564
  -----------------------------------------------------------------------------
  20.  AMORTIZATION                       $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)               ($439,564)      $0       $0 ($439,564)
  -----------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES           ($870)      $0       $0     ($870)
  -----------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -----------------------------------------------------------------------------
  23.  PROFESSIONAL FEES                  $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  24.  U.S. TRUSTEE FEES                  $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  26.  TOTAL REORGANIZATION EXPENSES      $      0       $0       $0  $      0
  -----------------------------------------------------------------------------
  27.  INCOME TAX                         $387,948       $0       $0  $387,948
  -----------------------------------------------------------------------------
  28.  NET PROFIT (LOSS)                  $581,922       $0       $0  $581,922
  -----------------------------------------------------------------------------
                                          $      0       $0       $0
===============================================================================

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

  -------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                   ACCRUAL BASIS-3
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
  -------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                               MONTH           MONTH            MONTH          QUARTER
                                                              -----------------------------------------------
  DISBURSEMENTS                                               JULY, 2001                                           TOTAL
  ------------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                              $455,714        $324,185         $324,185        $455,714
  ------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ------------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                             $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ------------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                                            $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  4.     POSTPETITION                                           $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                               $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ------------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)                         $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                                         $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                                    $    870        $      0         $      0        $    870
  ------------------------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS                           $    870        $      0         $      0        $    870
  ------------------------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                                         $    870        $      0         $      0        $    870
  ------------------------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                                   $456,584        $324,185         $324,185        $456,584
  ------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ------------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                                            $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                                     $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID                          $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES                              $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                              $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                              $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                                    $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                                       $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                                 $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                                          $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                                  $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                               $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                                            $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                                    $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS                          $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ------------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                                      $132,399        $      0         $      0        $132,399
  ------------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                                      $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                                    $      0        $      0         $      0        $      0
  ------------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES                          $132,399        $      0         $      0        $132,399
  ------------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                                    $132,399        $      0         $      0        $132,399
  ------------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                                         ($131,529)       $      0         $      0        $131,529)
  ------------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                                    $324,185        $324,185         $324,185        $324,185
  ------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

--------------------------------------------------------------------------------
                                                Monthly Operating Report

--------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.           ACCRUAL BASIS-4
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42148-BJH-11                02/13/95, RWD, 2/96
--------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE            MONTH          MONTH          MONTH
                                                               ---------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                       AMOUNT             JULY,2001
------------------------------------------------------------------------------------------------------------------
1.      0-30                                         $0                 $0             $0            $0
------------------------------------------------------------------------------------------------------------------
2.      31-60                                        $0                 $0             $0            $0
------------------------------------------------------------------------------------------------------------------
3.      61-90                                        $0                 $0             $0            $0
------------------------------------------------------------------------------------------------------------------
4.      91+                                          $0                 $0             $0            $0
------------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE                    $0                 $0             $0            $0
------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE              $0                 $0             $0            $0
------------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)                    $0                 $0             $0            $0
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH: JULY,2001
                                                                                  --------------------------------
------------------------------------------------------------------------------------------------------------------

                                                  0-30           31-60           61-90          91+
TAXES PAYABLE                                     DAYS           DAYS            DAYS          DAYS      TOTAL
------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                                    $0              $0             $0            $0        $0
------------------------------------------------------------------------------------------------------------------
2.      STATE                                      $0              $0             $0            $0        $0
------------------------------------------------------------------------------------------------------------------
3.      LOCAL                                      $0              $0             $0            $0        $0
------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                        $0              $0             $0            $0        $0
------------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE                        $0              $0             $0            $0        $0
------------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE                           $0              $0             $0            $0        $0
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------

STATUS OF POSTPETITION TAXES                                               MONTH: JULY,2001
                                                                                  -------------------------------
-----------------------------------------------------------------------------------------------------------------
                                            BEGINNING        AMOUNT                         ENDING
                                               TAX        WITHHELD AND/       AMOUNT         TAX
FEDERAL                                     LIABILITY*     0R ACCRUED          PAID       LIABILITY
------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                           $0             $0              $0             $0
------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                         $0             $0              $0             $0
------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                         $0             $0              $0             $0
------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------------------
5.      INCOME                                  $0             $0              $0             $0
------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                     $0             $0              $0             $0
------------------------------------------------------------------------------------------------------------------
7.      TOTAL FEDERAL TAXES                     $0             $0              $0             $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                             $0             $0              $0             $0
------------------------------------------------------------------------------------------------------------------
9.      SALES                                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                  $0            $0               $0             $0
------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                            $0            $0               $0             $0
------------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                           $0            $0               $0             $0
------------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                       $0            $0               $0             $0
------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                     $0            $0               $0             $0
------------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                     $0            $0               $0             $0
------------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                             $0            $0               $0             $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

-------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.             ACCRUAL BASIS-5
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42148-BJH-11                  02/13/95, RWD, 2/96
-------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH: JULY, 2001
                                                              --------------------------------------------------------
-----------------------------------------
BANK RECONCILIATIONS
                                                  Account #1          Account #2          Account #3
----------------------------------------------------------------------------------------------------------------------
A.     BANK:
-------------------------------------------------------------------------------------------------------
                                                                                                              TOTAL
B.     ACCOUNT NUMBER:
-------------------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):
----------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                    $0                                                        $0
-----------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED              $0                                                        $0
-----------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                  $0                                                        $0
-----------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                       $0                                                        $0
-----------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                   $0                     $0                $0               $0
-----------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------
INVESTMENT ACCOUNTS

-----------------------------------------------------------------------------------------------------------------------
                                                        DATE OF        TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE       INSTRUMENT        PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------------
7.      BANK ONE TRUST (ESCROW) 6801456800*            1/3/00        MONEY MARKET     $3,625,000         $      0
-----------------------------------------------------------------------------------------------------------------------
8.      HSBC Bank USA (ESCROW) #10-876110             6/19/00        MONEY MARKET     $3,560,463         $324,185
-----------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------
11.     TOTAL INVESTMENTS                                                                                $324,185
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------
CASH

-----------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                 $      0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
13.     TOTAL CASH - END OF MONTH                                                                        $324,185
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report


--------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.               ACCRUAL BASIS-6
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42148-BJH-11                       02/13/95, RWD, 2/96
--------------------------------------------

                                                    MONTH: JULY, 2001

--------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------
                                     INSIDERS
--------------------------------------------------------------------------------------------
                                       TYPE OF             AMOUNT          TOTAL PAID
              NAME                     PAYMENT              PAID           TO DATE
--------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                             $0               $0
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       PROFESSIONALS
-------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                  TOTAL
                                  ORDER AUTHORIZING        AMOUNT       AMOUNT    TOTAL PAID     INCURRED
                   NAME                PAYMENT            APPROVED       PAID       TO DATE      & UNPAID *
-------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                        $0           $0          $0           $0
-------------------------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

---------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                      SCHEDULED       AMOUNTS
                                                       MONTHLY         PAID           TOTAL
                                                      PAYMENTS        DURING         UNPAID
                   NAME OF CREDITOR                      DUE           MONTH      POSTPETITION
---------------------------------------------------------------------------------------------
1.   FIRST SOURCE BANK (865001)                          $0              $0            $0
---------------------------------------------------------------------------------------------
2.   FIRST SOURCE BANK (RPS)                             $0              $0            $0
---------------------------------------------------------------------------------------------
3.   FIRST SOURCE BANK (AIA)                             $0              $0            $0
---------------------------------------------------------------------------------------------
4.                                                                                     $0
---------------------------------------------------------------------------------------------
5.                                                                                     $0
---------------------------------------------------------------------------------------------
6.   TOTAL                                               $0              $0            $0
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

  ----------------------------------
  CASE NAME: AIRCRAFT LEASING,INC.        ACCRUAL BASIS-7
  ----------------------------------

  ----------------------------------
  CASE NUMBER: 400-42148-BJH-11                  02/13/95, RWD,2/96
  ----------------------------------

                                          MONTH: JULY, 2001
                                                 -------------------------

  ----------------------------------
  QUESTIONNAIRE

  ------------------------------------------------------------------------------------------
                                                                          YES        NO
  ------------------------------------------------------------------------------------------
  1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                             X
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
  ------------------------------------------------------------------------------------------
  2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                     X
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
  ------------------------------------------------------------------------------------------
  3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                        X
         LOANS) DUE FROM RELATED PARTIES?
  ------------------------------------------------------------------------------------------
  4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                       X
         THIS REPORTING PERIOD?
  ------------------------------------------------------------------------------------------
  5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                             X
         DEBTOR FROM ANY PARTY?
  ------------------------------------------------------------------------------------------
  6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                 X
  ------------------------------------------------------------------------------------------
  7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                           X
         PAST DUE?
  ------------------------------------------------------------------------------------------
  8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                             X
  ------------------------------------------------------------------------------------------
  9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                   X
  ------------------------------------------------------------------------------------------
  10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                               X
         DELINQUENT?
  ------------------------------------------------------------------------------------------
  11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                              X
         REPORTING PERIOD?
  ------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                              X
  ------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
a) $132,399 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  -------------------------------------------------
  INSURANCE
  --------------------------------------------------------------------------------------
                                                                         YES      NO
  --------------------------------------------------------------------------------------
  1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER           X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
  --------------------------------------------------------------------------------------
  2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                           X
  --------------------------------------------------------------------------------------
  3.     PLEASE ITEMIZE POLICIES BELOW.
  --------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  --------------------------------------------------------------------------------------
                             INSTALLMENT  PAYMENTS
  --------------------------------------------------------------------------------------
      TYPE OF                                                         PAYMENT AMOUNT
      POLICY             CARRIER                PERIOD COVERED         & FREQUENCY
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
    SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------

------------------------------------------------------------------------------

-----------------------------------
CASE NAME: AIRCRAFT LEASING, INC.      FOOTNOTES SUPPLEMENT
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42148-BJH-11          ACCRUAL BASIS
-----------------------------------

                             MONTH:           JULY, 2001
                                    ------------------------------------------


--------------------------------------------------------------------------------
ACCRUAL BASIS                LINE
FORM NUMBER                 NUMBER            FOOTNOTE / EXPLANATION
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    3                        8        All cash received into the subsidiary cash
-------------------------------------------------------------------------------
                                       account is swept each night to Kitty
-------------------------------------------------------------------------------
                                       Hawk, Inc. Master Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    3                       31        All disbursements (either by wire transfer
-------------------------------------------------------------------------------
                                       or check), including payroll, are
-------------------------------------------------------------------------------
                                       disbursed out of the Kitty Hawk, Inc.
-------------------------------------------------------------------------------
                                       controlled disbursement account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    4                        6        All assessments of uncollectible accounts
-------------------------------------------------------------------------------
                                       receivable are done at Kitty Hawk, Inc.
-------------------------------------------------------------------------------
                                       All reserves are recorded at Inc. and
-------------------------------------------------------------------------------
                                       pushed down to Inc.'s subsidiaries as
-------------------------------------------------------------------------------
                                       deemed necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    7                        3        All insurance policies are carried in the
-------------------------------------------------------------------------------
                                       name of Kitty Hawk, Inc. and its
-------------------------------------------------------------------------------
                                       subsidiaries. Therefore, they are listed
-------------------------------------------------------------------------------
                                       here accordingly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ------------------------------------------
     CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL BASIS-Attachment
     ------------------------------------------

     ------------------------------------------
     CASE NUMBER: 400-42148-BJH-11
     ------------------------------------------

                                                  MONTH: JULY, 2001
                                                         -----------------


 MOR #   ITEM #        LIST OR EXPLANATION

 1 - BS     8          a)  $50,000 Deposit for Retainer & Legal Fees from Bank
                           One Trust to Lessor's Counsel
                       b)  ($6,592,023) Intercompany Cummulative
                           Receivable/Payable Credit Balance

 1 - BS     22         a)  $5,334,221 Accrued Federal Income Taxes (Post-
                           petition)

 1 - BS     27         a)  $2,399,516  Accrued Taxes Payable (Pre-petition)

 2 - IS     16         a)  $870 Interest Income (from HSBC -Escrow account)

 2 - IS     21         a)  ($439,564) Credit for Allocation of A/C Costs to KH
                           Cargo (vs I/C)

 3 - CF     8          a)  $870 Interest Income (from HSBC -Escrow account)

 4 - AP     T6         a)  Federal Income Taxes are now shown as Other Accrued
                           Liabilities (due to deferred tax credits)

 7 - QA     2          a)  $132,399 Disbursement to Successor Trustee of (HSBC-
                           Escrow) account for Professional Fees, Transfer to KH
                           Inc & KH Int'l




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